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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                          -----------------------------

                                    FORM T-1

                          -----------------------------

                   STATEMENT OF ELIGIBILITY AND QUALIFICATION
               UNDER THE TRUST INDENTURE ACT OF 1939, AS AMENDED,
                  OF A CORPORATION DESIGNATED TO ACT AS TRUSTEE
              CHECK IF AN APPLICATION TO DETERMINE ELIGIBILITY OF A
                      TRUSTEE PURSUANT TO SECTION 305(b)(2)

                          -----------------------------


                                    NBD BANK
               ---------------------------------------------------
               (Exact name of Trustee as specified in its charter)


    611 Woodward Avenue
     Detroit, Michigan              48226                    38-0864715
   ---------------------          ----------             -------------------
   (Address of principal          (Zip Code)              (I.R.S. Employer
     executive offices)                                  Identification No.)


                                   TOLL CORP.
               ---------------------------------------------------
               (Exact name of obligor as specified in its charter)


             Delaware                                        23-2485860
  -------------------------------                        -------------------
  (State or other jurisdiction of                         (I.R.S. Employer
   incorporation or organization)                        Identification No.)


            3103 Philmont Avenue
      Huntingdon Valley, Pennsylvania                          19006
  ----------------------------------------                   ----------
  (Address of principal executive offices)                   (Zip Code)


                               TOLL BROTHERS, INC.
              -----------------------------------------------------
              (Exact name of guarantor as specified in its charter)

             Delaware                                        23-2416878
  -------------------------------                        -------------------
  (State or other jurisdiction of                         (I.R.S. Employer
   incorporation or organization)                        Identification No.)




            3103 Philmont Avenue
      Huntingdon Valley, Pennsylvania                          19006
  ----------------------------------------                   ----------
  (Address of principal executive offices)                   (Zip Code)


                                 DEBT SECURITIES
                         -------------------------------
                         (Title of Indenture Securities)

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Item 1     GENERAL INFORMATION. Furnish the following information as to the
                                Trustee:

           (a) Name and address of each examining or supervising authority to which it is subject:

               o State of Michigan Financial Institutions Bureau, Lansing, MI
               o Federal Reserve Bank of Chicago, Chicago, Illinois
               o Federal Deposit Insurance Corporation, Washington, D.C.

           (b) Whether it is authorized to exercise corporate trust powers. The Trustee is authorized to exercise corporate trust powers.

Item 2     AFFILIATIONS WITH THE OBLIGOR.
           If the obligor is an affiliate of the Trustee, describe each such affiliation.
           No such affiliation exists.

Item 3     Not applicable

Item 4     TRUSTEESHIPS UNDER OTHER INDENTURES
           The Trustee also serves as Trustee under an Indenture dated as of March 15, 1993 under which the Company issued $75,000,000 9 1/2% Senior Subordinated Notes due 2003.

           The Trustee also serves as Trustee under an Indenture dated as of November 12, 1996 under which the Company issued $100,000,000 8 3/4% Senior Subordinated Notes due 2006, and $100,000,000 7 3/4% Senior Subordinated Notes due 2007.

Item 5
through
Item 15    Not applicable

Item 16    LIST OF EXHIBITS:

           EXHIBIT (1) A COPY OF THE ARTICLES OF INCORPORATION OF THE TRUSTEE
                       NOW IN EFFECT
           Incorporated by reference to Exhibit (1) to Item 16 of Form T-1 filed as Exhibit 25 to Registration Statement, Securities and Exchange Commission, Registration No. 33-51775.*

           EXHIBIT (2) CERTIFICATE OF AUTHORITY OF THE TRUSTEE TO COMMENCE
                       BUSINESS
           Incorporated by reference to Exhibit (2) to Item 16 of Form T-1 filed with Amendment No. 1, Securities and Exchange Commission, Registration No. 22-4501.*

           EXHIBIT (3) AUTHORIZATION OF THE TRUSTEE TO EXERCISE CORPORATE TRUST
                       POWERS
           Incorporated by reference to Exhibit (3) to Item 16 of Form T-1 filed with Amendment No. 1, Securities and Exchange Commission, Registration No. 22-4501.*


                                       2

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           EXHIBIT (4) BY-LAWS OF THE TRUSTEE, AS PRESENTLY IN EFFECT
           Incorporated by reference to Exhibit (4) to Item 16 of Form T-1 filed as Exhibit 25 to Registration Statement, Securities and Exchange Commission, Registration No. 33-51775.*

           EXHIBIT (5) Not Applicable.

           EXHIBIT (6) CONSENT BY THE TRUSTEE REQUIRED BY SECTION 321(b) OF THE
                       ACT.
           Incorporated by reference to Exhibit (6) to Item 16 of Form T-1, filed with Amendment No. 1, Securities and Exchange Commission, Registration No. 22-4501.*

           EXHIBIT (7) A COPY OF THE LATEST REPORT OF CONDITION OF THE TRUSTEE
                       PUBLISHED PURSUANT TO LAW OR THE REQUIREMENTS OF ITS SUPERVISING OR EXAMINING AUTHORITY.

           EXHIBIT (8) Not applicable.

           EXHIBIT (9) Not applicable.

* Exhibits thus designated are incorporated herein by reference Exhibits bearing identical numbers in Item 16 of the Form T-1 filed by the Trustee with the Securities and Exchange Commission with the specific references noted.


                                    SIGNATURE

Pursuant to the requirements of the Trust Indenture Act of 1939, as amended, the Trustee, NBD Bank, a Michigan banking corporation organized and existing under the laws of the State of Michigan, has duly caused this Statement of Eligibility and Qualification to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of Detroit, State of Michigan on the 15th day of October, 1997.


                                            NBD BANK, Trustee

                                            By: /s/ James D. Khami
                                                ------------------------
                                                James D. Khami
                                                Assistant Vice President


                                        3


                                                                      EXHIBIT 7

Charter No. 13671                          Comptroller of the Currency District

                        REPORT OF CONDITION CONSOLIDATING
                    DOMESTIC AND FOREIGN SUBSIDIARIES OF THE
                                    NBD BANK

in the State of Michigan, at the close of business on June 30, 1997 published in response to call made by Comptroller of the Currency, under title 12, United States Code, Section 161.

                                     ASSETS
                                                                                   Thousands
                                                                                   of dollars
                                                                                   ----------
Cash and balances due from depository institutions
    Noninterest-bearing balances and currency and coin.........................     1,909,459
    Interest-bearing balances..................................................             0
Securities:
    Held-to-maturity securities................................................             0
    Available-for-sale securities..............................................     1,904,231
Federal funds sold and securities purchased under agreements to resell.........       835,150
Loans and lease financing receivables:
    Loans and leases, net of unearned income...................................    16,936,546
    LESS: Allowance for loan and lease losses..................................       276,101
    Loans and leases, net of unearned income and allowance.....................    16,660,445
Assets held in trading accounts................................................        84,677
Premises and fixed assets (including capitalized leases).......................       332,160
Other real estate owned........................................................         3,690
Investments in unconsolidated subsidiaries and associated companies............            --
Customers' liability to this bank on acceptances outstanding...................        57,768
Intangible assets..............................................................        52,248
Other assets...................................................................       534,622
                                                                                  -----------
Total assets...................................................................    22,374,450
                                                                                  ===========

                                         LIABILITIES

Deposits:
   In domestic offices.........................................................    16,914,136
        Noninterest-bearing....................................................     5,409,464
        Interest-bearing.......................................................    11,504,672
   In foreign offices, Edge and Agreement subsidiaries, and IBFs...............       208,166
        Noninterest-bearing....................................................             0
        Interest-bearing.......................................................       208,166
Federal funds purchased and securities sold under agreements to repurchase.....       511,451
Demand notes issued to the U.S. Treasury.......................................       400,001
Trading liabilities............................................................        40,978
Other borrowed money:
        With remaining maturity of one year or less............................       898,572
        With remaining maturity of more than one year through three years......        55,957
        With remaining maturity of more than three years.......................         4,966
Bank's liability on acceptances executed and outstanding.......................        57,768
Notes and debentures subordinated to deposits..................................       700,000
Other liabilities..............................................................       373,375
                                                                                  -----------
Total liabilities..............................................................    20,165,370
                                                                                  -----------

                                       EQUITY CAPITAL

Common stock...................................................................       111,858
Surplus........................................................................       646,600
Undivided profits and capital reserves.........................................     1,451,330
Net unrealized holding gains (losses) on available-for-sale securities.........          (708)
Cumulative foreign currency translation adjustments............................             0
                                                                                  -----------
Total equity capital...........................................................     2,209,080
                                                                                  -----------
Total liabilities and equity capital...........................................    22,374,450
                                                                                  ===========

     I, Jason N. Hansen, Vice President of the above-named bank do hereby declare that this Report of Condition is true and correct to the best of my knowledge and belief.

                                            JASON N. HANSEN
                                            July 28, 1997

     We, the undersigned directors, attest to the correctness of this statement of resources and liabilities. We declare that it has been examined by us, and to the best of our knowledge and belief has been prepared in conformance with the instructions and is true and correct.

                                            THOMAS H. JEFFS II
                                            VERNICE D. ANTHONY
                                            DON H. BARDEN
                                              Directors


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